Exhibit 10.26

6-1162-NIW-2015

United Air Lines, Inc.

P. O. Box 66100

Chicago, IL 60601

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Technical Matters

Reference:	Purchase Agreement No. 3427 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. Unless otherwise defined, all terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. The terms of this Letter Agreement will prevail in the event of any conflict between this Letter Agreement and any provision in the Purchase Agreement.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. FAA Approved Data for Operation at Reduced Thrust.

In connection with the engine derate function required for the Aircraft, Boeing shall furnish to Customer, concurrently with Aircraft delivery, FAA approved data to allow take-off and climb operations with engine thrust reduced by the maximum extent allowed by the assumed temperature method, or any other method as may be mutually agreed upon, and as permitted by FAA policy at time of delivery of the Aircraft. Thrust reduction data based on the assumed temperature method shall be contained in the Airplane Flight Manual for the Aircraft.

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Technical Matters

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-NIW-2015

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. Assignment.

The rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and can only be assigned, in whole or in part, pursuant to Article 9 of the AGTA as amended by Letter Agreement No. 6-1162-IRS-0184.

8. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. 6-1162-IRS-0182.

Very truly yours,

THE BOEING COMPANY

By	/s/ Nobuko Wiles

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 19, 2010

UNITED AIR LINES, INC.

By	/s/ Kathryn A. Mikells

Its	Executive Vice President and Chief Financial Officer

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Technical Matters

BOEING / UNITED PROPRIETARY

Attachment A to 6-1162-NIW-2015

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO

A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Technical Matters

BOEING / UNITED PROPRIETARY